Offerings - Offering: 1	Mar. 06, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.625% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056
Amount Registered | shares	1,000,000,000
Proposed Maximum Offering Price per Unit	1.0000
Maximum Aggregate Offering Price	$ 1,000,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 138,100
Offering Note	Final prospectus supplement.